UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 10, 2005


                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)


            DELAWARE                  0-26071                06-1447017
  (State or Other Jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)           File Number)         Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     EDGAR Online, Inc. (the "Company") will be making a presentation at the ValueRich Small-Cap Financial Expo today, March 10, 2005. Interested parties will be able to view the materials to be presented at the conference by visiting our web site at: http://www.edgar-online.com/investor/news/valuerich.pdf.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.          Description
     -----------          -----------

        99.1              Press Release, dated March 10, 2005, of the Company


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 10, 2005                       EDGAR ONLINE, INC.

                                           /s/ Susan Strausberg
                                           --------------------
                                           Susan Strausberg
                                           Chief Executive Officer and President

                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.          Description
     -----------          -----------

        99.1              Press Release, dated March 10, 2005, of the Company